Exhibit 99.1

ResolutionRx Ltd, a Subsidiary of RespireRx Pharmaceuticals Inc., Enters into Letter of Intent with Cantheon Capital for the Financing of Anticipated Research and Development Costs

Glen Rock, N.J., May 24, 2023/Globe Newswire – RespireRx Pharmaceuticals Inc. (OTC Pink Market: RSPI) (“RespireRx”) and ResolutionRx Ltd (“ResolutionRx”), collectively “RespireRx” and its subsidiaries and business units are referred to in this press release as the “Company.” ResolutionRx, an unlisted public Australian company, (Australian Company Number or ACN: 664 925 651) and a wholly-owned subsidiary of RespireRx, and RespireRx are pleased to jointly announce that on May 18, 2023, ResolutionRx entered into a Letter of Intent (the “Cantheon LOI” or “Cantheon Term Sheet”) with Cantheon Capital (“Cantheon”) that describes an intended aggregate investment of US$3,125,000 by Cantheon in Australian Series A Preference Shares (the “Series A Shares”) to be issued by ResolutionRx to support clinical trial research and development (“R&D”) over the R&D period, with each tranche of the investment equal to 25% of the clinical trial costs of the cannabinoid program that are described in the the ResolutionRx clinical research services (“CRO”) agreement with iNGENu and the subject of ResolutionRx approved invoices received from iNGENu.

The terms of the Cantheon LOI are binding, subject only to, (i) satisfactory completion of definitive documents substantially consistent with the terms of the Cantheon Term Sheet, (ii) satisfactory completion of due diligence, (iii) the previously announced iNGENu services agreement being valid and enforceable by all parties, and (iv) the development and commercialization rights to the RespireRx cannabinoid program have been sub-licensed, licensed, assigned, transferred or otherwise made available to ResolutionRx.

The Series A Shares are convertible, and upon conversion, shall at all times be paid with Ordinary Shares and not in cash. The Series A Shares are subject to a mandatory and automatic conversion feature which is generally triggered the day before the consummation of an initial public offering (“IPO”) by ResolutionRx, or after certain timeframes have occurred or upon the occurrence of certain corporate events.

In the Cantheon LOI, ResolutionRx represented that it will incur R&D costs of approximately US$16,530,571 during the performance of R&D which is expected to occur over approximately two and a half years. ResolutionRx also represented that it will reasonably endeavor to ensure that the Ordinary Shares will be listed for trading on the Australian Securities Exchange (“ASX”) within eighteen months of the anniversary date of the services agreement with iNGENu. Such listing will be either by IPO, backdoor (shell merger) or direct listing or another mutually agreed method.

The Cantheon investment will be exempt from registration under the applicable U.S. federal and state securities laws, rules and regulations. Cantheon also acknowledged that ResolutionRx will be conducting additional financings, including but not limited to additional offerings of Series A Shares in Australia as well as other forms of financing.

RespireRx Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.respirerx.com

“This Cantheon Term Sheet, along with our Letter of Intent and Term Sheet with Radium Capital, our services agreement with our CRO iNGENu, our recently established relationships with our Australian based research and development tax credit advisors and accounting firm and our Australian based law firm, our commercial bank and our new relationship (as of May 22, 2023) with our local Australian financial advisor, PrimaryMarkets Pty Ltd, as well as the restatement of our Australian Constitution to, among other things, establish the Series A Shares, we believe completes the major initial components of our plan to create a fully operational cannabinoid drug research and development company in Australia that will have adequate capital to conduct its strategic and operational plans,” said Jeff Margolis, Senior Financial Officer, ResolutionRx and Chief Financial Officer of RespireRx.

“This financing is a crucial next step in the restructuring of RespireRx and the founding and funding of ResolutionRx. Combined with the previously announced debt facility similar to a line of credit to be provided by Radium Capital to finance ResolutionRx’s anticipated 43.5% tax credit under the Australian Research and Development Tax Incentive, the Cantheon financing will provide a significant amount of the funds needed in order for ResolutionRx to conduct the upcoming research and development activities necessary for the commercialization of its pharmaceutical cannabinoid platform,” said Arnold Lippa, Interim CEO and CSO of RespireRx.

The above is a summary of what RespireRx and ResolutionRx believe are key the provisions of the Cantheon LOI and is qualified in its entirety by RespireRx’s Current Report on Form 8-K filed with the U.S. Securities and Commission on May 24, 2023.

About RespireRx Pharmaceuticals Inc.

RespireRx Pharmaceuticals Inc. and its subsidiaries and business units (“RespireRx Group”) are leaders in the discovery and development of medicines for the treatment of psychiatric and neurological disorders, with a focus on treatments that address conditions affecting millions of people, but for which there are few or poor treatment options, including obstructive sleep apnea (“OSA”), attention deficit hyperactivity disorder (“ADHD”), epilepsy, pain, recovery from spinal cord injury (“SCI”), and certain neurological orphan diseases . The Company is developing a pipeline of new and re-purposed drug products based on our broad patent portfolios for two drug platforms: (i) pharmaceutical cannabinoids, which include dronabinol, a synthetic form of ∆9-tetrahydrocannabinol (“Δ9-THC”) that acts upon the nervous system’s endogenous cannabinoid receptors and (ii) neuromodulators, which include AMPAkines and GABAkines, proprietary chemical entities that positively modulate (positive allosteric modulators or “PAMs”) AMPA-type glutamate receptors and GABAA receptors, respectively.

The Company holds exclusive licenses and owns patents and patent applications or rights thereto for certain families of chemical compounds that claim the chemical structures and their uses in the treatment of a variety of disorders, as well as claims for novel uses of known drugs.

ResolutionRx: Pharmaceutical Cannabinoids.

ResolutionRx Ltd (Australian Company Number a/k/a ACN 664 925 651) was formed in Australia on 11th January 2023 by RespireRx as an unlisted public company. RespireRx intends to contribute, sub-license, assign or otherwise make available to ResolutionRx, its cannabinoid drug development program subject to certain liabilities. ResolutionRx would then engage in the R&D associated with that program, initially for the development of a new formulation of dronabinol for use in a Phase 3 clinical trial and the filing of regulatory approval for the treatment of obstructive sleep apnea (“OSA”). The current total budget for that program over the next several years is approximately US$16.5 million, most, but not all of which is expected to be eligible for the R&D tax refund. Dronabinol, a synthetic version of ∆-9-THC, a naturally occurring substance in the cannabis plant, has already demonstrated significant improvement in the symptoms of OSA in two Phase 2 clinical trials. OSA is a serious respiratory disorder that impacts an estimated 29.4 million people in the United States and that has been linked to increased risk for hypertension, heart failure, depression, and diabetes. There are no approved drug treatments for OSA.

RespireRx Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.respirerx.com

Because dronabinol is already FDA approved for the treatment of AIDS related anorexia and chemotherapy induced nausea and vomiting, the Company further believes that its re-purposing strategy would only require approval by the FDA of a 505(b)(2) new drug application (“NDA”), an efficient regulatory pathway that allows the use of publicly available data.

EndeavourRx: Neuromodulators

GABAkines. Under a License Agreement with the University of Wisconsin-Milwaukee Research Foundation, Inc. (“UWMRF”) and on behalf of its EndeavourRx business unit, the Company has licensed rights to certain selectively acting GABAkines because of their ability to selectively amplify inhibitory neurotransmission at a highly specific, subset of GABAA receptors, thus producing a unique efficacy profile with reduced side effects. Preclinical studies have documented their efficacy in a broad array of animal models of interrelated neurological and psychiatric disorders including epilepsy, pain, anxiety, and depression in the absence of or with greatly reduced propensity to produce sedation, motor-impairment, tolerance, dependence and abuse. The Company currently is focusing on developing KRM-II-81 for the treatment of epilepsy and pain.

KRM-II-81 has displayed a high degree of anti-convulsant activity in a broad range of preclinical studies, including in treatment resistant and pharmaco-resistant models. Not only was KRM-II-81 highly effective in these models, but pharmaco-resistance or tolerance did not develop to its anti-convulsant properties. These latter results are particularly important because pharmaco-resistance occurs when medications that once controlled seizures lose efficacy as a result of chronic use and it is a principal reason some epileptic patients require brain surgery to control their seizures. In support of its potential clinical efficacy, translational studies have demonstrated the ability of KRM-II-81 to dramatically reduce epileptiform electrical activity when administered in situ to brain slices excised from treatment resistant epileptic patients undergoing surgery.

In addition, KRM-II-81 has displayed a high degree of analgesic activity in a broad range of preclinical studies. In intact animal models of pain, the analgesic efficacy of KRM-II-81 was comparable to or greater than commonly used analgesics. At the same time, KRM-II-81 did not display side effects such as sedation and motor impairment, but even more importantly, it did not produce tolerance, dependence, respiratory depression or behavioral changes indicative of abuse liability, which are produced by opioid narcotics and are at the heart of the opioid epidemic.

AMPAkines. Through an extensive translational research effort from the cellular level through Phase 2 clinical trials, the Company has developed a family of novel, low impact AMPAkines, including CX717, CX1739 and CX1942 that may have clinical application in the treatment of CNS-driven neurobehavioral and cognitive disorders, spinal cord injury, neurological diseases, and certain orphan indications. Our lead clinical compounds, CX717 and CX1739, have successfully completed multiple Phase 1 safety trials. Both compounds have also completed Phase 2 proof of concept trials demonstrating target engagement, by antagonizing the ability of opioids to induce respiratory depression.

AMPAkines have demonstrated positive activity in animal models of ADHD, results that have been extended translationally into statistically significant improvement of symptoms observed in a Phase 2 human clinical trial of CX717 in adult patients with ADHD. Statistically significant therapeutic effects were observed within one week. We believe AMPAkines may represent a novel, non-stimulant treatment for ADHD with a more rapid onset of action than alternative non stimulants, such as Straterra® (atomoxetine), and without the drawbacks of amphetamine-type stimulants.

In a series of important studies funded by grants from the National Institutes of Health and published in a number of peer reviewed articles, Dr. David Fuller (University of Florida), a long-time RespireRx collaborator, has demonstrated the ability of CX1739 and CX717, the Company’s lead AMPAkines, to improve motor nerve activity and muscle function in a number of animal models of spinal cord injury (SCI).

RespireRx Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.respirerx.com

Additional information about RespireRx and the matters discussed herein can be obtained on the RespireRx web-site at www.RespireRx.com or RespireRx’s filings with the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov. Additional information about ResolutionRx and the matters discussed herein can be obtained on the ResolutionRx website at https://www.resolutionrx.com.au.

Not a Securities Offering or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sales of securities in any jurisdiction in which such offer, solicitation or sale of securities would be unlawful before registration or qualification under the laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. These might include statements regarding the Company’s future plans, targets, estimates, assumptions, financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about research and development efforts, including, but not limited to, preclinical and clinical research design, execution, timing, costs and results, future product demand, supply, manufacturing, costs, marketing and pricing factors.

In some cases, forward-looking statements may be identified by words including “assumes,” “could,” “ongoing,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” “anticipates,” “believes,” “intends,” “estimates,” “expects,” “plans,” “contemplates,” “targets,” “continues,” “budgets,” “may,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words, and such statements may include, but are not limited to, statements regarding (i) future research plans, expenditures and results, (ii) potential collaborative arrangements, (iii) the potential utility of the Company’s product candidates, (iv) reorganization plans, and (v) the need for, and availability of, additional financing. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this press release.

These factors include but are not limited to, regulatory policies or changes thereto, available cash, research and development results, issuance of patents, competition from other similar businesses, interest of third parties in collaborations with us, and market and general economic factors, and other risk factors disclosed in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on April 17, 2023 (the “2022 Form 10-K”).

You should read these risk factors and the other cautionary statements made in the Company’s filings as being applicable to all related forward-looking statements wherever they appear in this press release. We cannot assure you that the forward-looking statements in this press release will prove to be accurate and therefore prospective investors, as well as potential collaborators and other potential stakeholders, are encouraged not to place undue reliance on forward-looking statements. You should read this press release completely. Other than as required by law, we undertake no obligation to update or revise these forward- looking statements, even though our situation may change in the future.

RespireRx Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.respirerx.com

We caution investors, as well as potential collaborators and other potential stakeholders, not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described in the 2022 Form 10-K, in our quarterly reports on Form 10-Q and in this press release, as well as others that we may consider immaterial or do not anticipate at this time. These forward-looking statements are based on assumptions regarding the Company’s business and technology, which involve judgments with respect to, among other things, future scientific, economic, regulatory and competitive conditions, collaborations with third parties, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. Our expectations reflected in our forward-looking statements can be affected by inaccurate assumptions that we might make or by known or unknown risks and uncertainties, including those described in the 2022 Form 10-K, in our quarterly reports on Form 10-Q and in this press release. These risks and uncertainties are not exclusive and further information concerning us and our business, including factors that potentially could materially affect our financial results or condition, may emerge from time to time.

For more information about the risks and uncertainties the Company faces, see “Item 1A. Risk Factors” in our 2022 Form 10-K. Forward-looking statements speak only as of the date they are made. The Company does not undertake and specifically declines any obligation to update any forward-looking statements or to publicly announce the results of any revisions to any statements to reflect new information or future events or developments. We advise investors, as well as potential collaborators and other potential stakeholders, to consult any further disclosures we may make on related subjects in our annual reports on Form 10-K and other reports that we file with or furnish to the SEC including but not limited to our most recent Form 10-Q as of March 31, 2023 filed with the SEC on May 22, 2023.

Company Contact:

Jeff Margolis

Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Telephone: 917-834-7206

Email: jmargolis@respirerx.com

RespireRx Pharmaceuticals Inc.

126 Valley Road, Suite C

Glen Rock, NJ 07452

www.respirerx.com

RespireRx Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.respirerx.com